Exhibit 10.3 OSCAR HEALTH, INC.  2021 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT GRANT NOTICE Oscar Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Oscar Health, Inc. 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Mark Bertolini Grant Date: March 2, 2026 Number of RSUs: 1,596,877 Vesting Commencement Date: March 1, 2026 Vesting Schedule: The RSUs shall vest with respect to 1/3 of the RSUs granted hereunder on each of the first three anniversaries of the Vesting Commencement Date, subject to Participant’s continued Service (as defined on Exhibit A) through the applicable vesting date (except as provided in the Agreement).

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. In addition, Participant acknowledges and agrees to be bound by the forfeiture provisions related to the Restrictive Covenants (as defined on Exhibit A) set forth in Section 2.1(b) of the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. OSCAR HEALTH, INC. PARTICIPANT By: /s/ Rebecca Krouse /s/ Mark Bertolini Name: Rebecca Krouse Mark Bertolini Title: Chief People Officer

Exhibit A RESTRICTED STOCK UNIT AGREEMENT ARTICLE I.  GENERAL (a) Award of RSUs. The Company has granted the RSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share as set forth in this Restricted Stock Unit Agreement (this “Agreement”). Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested. Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. Unsecured Promise. The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets. I.4 Definitions. Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. In addition, the following defined terms shall apply: (a) “Employment Agreement” means that certain Amended and Restated Employment Agreement, dated as of December 22, 2025, by and among Participant, the Company and Oscar Management Corporation, as amended from time to time. (b) “Qualifying Termination” means a termination of Participant’s Service (i) by the Company without Cause, (ii) by Participant for Good Reason or (iii) due to Participant’s death or Disability (each such term as defined in the Employment Agreement); provided, however, that in the event Participant experiences a termination by the Company without Cause, by Participant for Good Reason or due to Participant’s death or Disability in Participant’s capacity as the Chief Executive Officer of the Company and remains in Service for any duration thereafter in the capacity of a member of the Board, Participant shall be entitled to the service credit contemplated in Section 2.1(d)(i) of this Agreement (including the 18-month additional credit), treating the date of such termination as the date Participant ceases to be a member of the Board (with settlement of such RSUs occurring on or after such date or such earlier date as is necessary to ensure the RSUs are exempt from Section 409A (it being understood that in any such vesting and settlement during Participant’s Service as a member of the Board that may be necessary for tax purposes shall be without prejudice to Participant’s continued vesting in the remaining RSUs in connection with such ongoing Service)). (c) “Restrictive Covenants” means the restrictions set forth in Section 7 of the Employment Agreement, as well as any other restrictive covenants to which Participant is bound pursuant to any written agreement with the Company or any of its Subsidiaries. (d) “Service” means, notwithstanding anything to the contrary in the Plan, Participant’s continued employment or service with the Company or any of its subsidiaries in Participant’s capacity as the Chief Executive Officer of the Company or as a member of the Board. ARTICLE II.  VESTING; FORFEITURE AND SETTLEMENT Vesting; Forfeiture; Change in Control; Termination of Service. 1

(a) General. Subject to Sections 2.1(b), (c) and (d) below, the RSUs will vest according to the vesting schedule in the Grant Notice, except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. (b) Restrictive Covenants. In consideration of the grant of the RSUs hereunder, and further as a material inducement for the Company to enter into this Agreement with Participant and to grant Participant the RSUs, Participant hereby acknowledges and agrees that Participant shall continue to be bound by the Restrictive Covenants. In the event Participant breaches the Restrictive Covenants (as finally determined by a third-party adjudicator in accordance with the provisions of this Agreement and the Plan), then to the greatest extent permitted by Applicable Law (and except as otherwise determined by the Administrator), unvested RSUs automatically will be forfeited and terminated as of such breach without consideration therefor. (c) Change in Control. Notwithstanding the generality of Section 2.1(a) above, (i) if an Assumption does not occur with respect to the Award in connection with the Change in Control, any RSUs as of the Change in Control shall vest as of the date of the Change in Control in accordance with Section 8.3 of the Plan and (ii) if an Assumption occurs with respect to the Award in connection with the Change in Control, but the Successor Entity does not, in connection with such Change in Control, offer Participant employment as the Chief Executive Officer of the entity that, following the Change in Control, is the ultimate parent entity of the Company (or its successor) on terms that are no less favorable than the terms of Participant’s employment with the Company immediately prior to the Change in Control (as determined by (i) the independent members of the Board and (ii) Participant), then any RSUs as of the Change in Control shall vest as of the date of the Change in Control. (d) Qualifying Termination. (i) If Participant experiences a Qualifying Termination, then the RSUs shall vest on an accelerated basis as of the date of such Qualifying Termination in an amount equal to the number of RSUs that would have vested had Participant remained in continuous Service until the 18-month anniversary of the Qualifying Termination, and assuming the RSUs vest in equal daily installments (rather than annual installments) over the vesting period. Notwithstanding the foregoing, in the event that a Qualifying Termination (including if Participant ceases to serve as a member of the Board at the request or as a result of the actions of the Company, its affiliates, an acquirer or other third party) occurs on or following a Change in Control, then all RSUs hereunder shall (to the extent then-unvested) become fully vested on an accelerated basis as of the date of such Qualifying Termination. (ii) The treatment set forth in Section 2.1(d)(i) is subject to and conditioned upon Participant’s (or Participant’s estate’s) timely execution, delivery and non-revocation of a general release of claims substantially in the form attached to the Employment Agreement (the “Release”) and on the timing contemplated by the Employment Agreement, and continued compliance with applicable Restrictive Covenants. The Company may update the Release to the extent necessary to reflect changes in law. For the avoidance of doubt, any unvested RSUs as of the date of any Qualifying Termination shall remain outstanding and eligible to vest following the date of any Qualifying Termination and shall actually vest upon the effective date of the Release, if later. (e) Other Terminations of Service. In the event of a termination of Participant’s Service for any reason other than due to a Qualifying Termination, all then-unvested RSUs will immediately and automatically be cancelled and forfeited as of the date of such termination without consideration therefor, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company. 2

Settlement. (a) The RSUs will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than 30 days following the RSU’s vesting date, it being understood that the exact payment date of any RSUs shall be determined by the Company in its sole discretion (and Participant shall not have a right to designate the time of payment). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A. ARTICLE III.  TAXATION AND TAX WITHHOLDING Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of RSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Tax Withholding. (a) Subject to Section 3.2(b), payment of the withholding tax obligations with respect to the Award may be by cash or check. (b) Subject to Section 10.17 of the Plan, delivery (including electronically or telephonically to the extent permitted by the Company) by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company that Participant has placed a market sell order with such broker with respect to Shares then-issuable upon settlement of the Award, and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the applicable tax withholding obligations; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Administrator. (c) Subject to the consent of the Administrator as determined in its sole discretion which shall not be unreasonably withheld, the Company may withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable withholding tax obligation. The number of Shares which may be so withheld shall be such number of Shares which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. (d) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability. 3

ARTICLE IV.  OTHER PROVISIONS Adjustments. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. IV.2 Clawback. Notwithstanding Section 10.13 of the Plan, the Award and the Shares issuable hereunder shall be subject to (i) any Company clawback or recoupment policy required in order to comply with Applicable Law, including the Company’s Policy for Recovery of Erroneously Awarded Compensation (provided that, unless required by Applicable Law, any amendments to same shall not apply retroactively to Participant’s detriment as to compensation already earned or vested prior to such amendment), and (ii) any Company clawback or recoupment policy approved by the Board which applies to the senior executives of the Company (provided that no such policies shall be drafted or amended such that they apply retroactively to Participant’s detriment as to compensation already earned or vested prior to the effective date of such new or amended policy). The Company and Participant acknowledge that neither this Section 4.2 nor Section 10.13 of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Chief Legal Officer at the Company’s principal office or the Chief Legal Officer’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. Successors and Assigns. The Company may assign any of its rights under this Agreement to a single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. 4

Entire Agreement; Amendment. The Plan, the Grant Notice, this Agreement (including any exhibit hereto) and the Employment Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the RSUs without the prior written consent of Participant. Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement. Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. * * * * * 5